SECURITIES AND EXCHANGE COMMISSION
                                               WASHINGTON, DC 20549



                                                     FORM 8-K

                                                  CURRENT REPORT
                                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                                            SECURITIES AND EXCHANGE ACT


             Date of report (Date of earliest event reported): March 8, 1999


                                                    USABG CORP.
                            (Exact Name of Registrant as Specified in Charter)


    Delaware                        0-28140                11-2974406
(State or Other Jurisdiction       (Commission             (IRS Employer
     of Incorporation)             File Number)            Identification No.)

                          53-09 97th Place, Corona, New York          11368
                        (Address of Principal Executive Offices)    (Zip Code)


         Registrant's telephone number, including area code:   (718) 699-0100


















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Item 3. Bankruptcy or Receivership.

         On March 8, 1999, USABG Corp.'s (the "Company") subsidiary, USA Bridge Construction of N.Y., Inc., filed a petition for relief to reorganize under Chapter 11 of the United States Bankruptcy Code in the Eastern District of New York . The Company owns approximately 58% of the issued and outstanding stock of USA Bridge Construction of N.Y., Inc.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


March 22, 1999                                    USABG CORP.
                                                  By: Joseph Polito
                                                  Joseph Polito, President










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